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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 1998
                                                           -------------

                       BANC ONE AUTO GRANTOR TRUST 1996-B
                    -----------------------------------------
                    (Issuer with respect to the Certificates)


                            BANC ONE ABS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                      Ohio
                  ---------------------------------------------
                  (State or other jurisdiction of organization)

           333-3457                                    31-1467431
   ------------------------              ------------------------------------
   (Commission File Number)              (IRS Employer Identification Number)



c/o Bank One, Arizona, N.A., as Servicer, Attn: Tom Lewis,
201 North Central Avenue, Phoenix, Arizona                           85004
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(Address of principal executive offices)                           (Zip Code)


                                 (602) 221-3704
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               Registrant's telephone number, including area code

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Item 5.      Other Events

             On June 15, 1998, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit
             99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

             This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from May 15, 1998 through June 12, 1998 and for the Collection Period from May 1, 1998 through May 31, 1998.


Item 7.      Exhibits

             See page 4 for Exhibit Index.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BANC ONE AUTO GRANTOR TRUST 1996-B

                                     By:  Bank One, Arizona, N.A., as Servicer
                                            on behalf of the Trust


                                     By:    /s/  Tracie H. Klein
                                          ------------------------------------
                                          Name:  Tracie H. Klein
                                          Title: Vice President



Date:  June 8, 1998
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EXHIBIT INDEX


Exhibit     Description                                                   Page
-------     -----------                                                   ----


99.1        Monthly Statements and Additional Information................ 5-13